EXHIBIT 1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 13, 2020

Passos Participações S.A.

By:	/s/ Pedro Luiz Barreiros Passos
	Name:	Pedro Luiz Barreiros Passos
	Title:	Managing Director

[Signature Page to Joint Filing Agreement]

Antonio Luiz da Cunha Seabra

By:	/s/ Antonio Luiz da Cunha Seabra
	Name:	Antonio Luiz da Cunha Seabra

[Signature Page to Joint Filing Agreement]

Lucia Helena Rios Seabra

By:	/s/ Lucia Helena Rios Seabra
	Name:	Lucia Helena Rios Seabra

[Signature Page to Joint Filing Agreement]

Guilherme Peirão Leal

By:	/s/ Guilherme Peirão Leal
	Name:	Guilherme Peirão Leal

[Signature Page to Joint Filing Agreement]

Pedro Luiz Barreiros Passos

By:	/s/ Pedro Luiz Barreiros Passos
	Name:	Pedro Luiz Barreiros Passos

[Signature Page to Joint Filing Agreement]

Felipe Pedroso Leal

By:	/s/ Felipe Pedroso Leal
	Name:	Felipe Pedroso Leal

[Signature Page to Joint Filing Agreement]

Ricardo Pedroso Leal

By:	/s/ Ricardo Pedroso Leal
	Name:	Ricardo Pedroso Leal

[Signature Page to Joint Filing Agreement]

Norma Regina Pinotti

By:	/s/ Norma Regina Pinotti
	Name:	Norma Regina Pinotti

[Signature Page to Joint Filing Agreement]

Vinicius Pinotti

By:	/s/ Vinicius Pinotti
	Name:	Vinicius Pinotti

[Signature Page to Joint Filing Agreement]

Fabricius Pinotti

By:	/s/ Fabricius Pinotti
	Name:	Fabricius Pinotti

[Signature Page to Joint Filing Agreement]

Maria Heli Dalla Colleta de Mattos

By:	/s/ Maria Heli Dalla Colleta de Mattos
	Name:	Maria Heli Dalla Colleta de Mattos

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Gustavo Dalla Colleta de Mattos

By:	/s/ Gustavo Dalla Colleta de Mattos
	Name:	Gustavo Dalla Colleta de Mattos

[Signature Page to Joint Filing Agreement]

Fabio Dalla Colleta de Mattos

By:	/s/ Fabio Dalla Colleta de Mattos
	Name:	Fabio Dalla Colleta de Mattos

[Signature Page to Joint Filing Agreement]

Fundo de Investimento de Ações Veredas—Investimento no Exterior

By:	/s/ Guilherme Ruggiero Passos
	Name:	Guilherme Ruggiero Passos
	Title:	Director to SPN Gestão — Fund’s IM

[Signature Page to Joint Filing Agreement]